UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 27, 2005


                        AMERICAN LEISURE HOLDINGS, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                333-48312             75-2877111
 ---------------------------      ---------          -----------------
(State or other jurisdiction     (Commission          (IRS Employer
     of incorporation)           File Number)       Identification No.)



                    Park 80 Plaza East, Saddle Brook, NJ07663
                    -----------------------------------------
               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code (201) 226-2060


                                      N/A
                          -----------------------------
                         (Former name or former address,
                          if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     On June 30 2005, the American Leisure Holdings, Inc. (the "Registrant") issued to Arvimex, Inc. an aggregate of 160,000 shares of the registrant's common stock upon the exercise of warrants at $0.001 per share (or $160). The Registrant claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuances did not involve a public offering, the recipient took the shares for investment and not resale and the Registrant took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuances and no underwriting discounts were paid by the Registrant.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     (a) On June 27, 2005, the Registrant's chief executive officer and chief financial officer concluded that certain of the Registrant's previously issued financial statements needed to be restated. The Registrant has included restated financial statements for the years ended December 31, 2004 and 2003, and the quarter ended March 31, 2005 in its registration statement on Form SB-2 filed with the Commission on June 30, 2005. As a result of the restatement, the financial statements and independent auditors' report included in the Registrant's annual report on Form 10-KSB, as amended, for the years ended December 31, 2004 and 2003, and the financial statements included in the Registrant's quarterly report on Form 10-QSB for the quarter ended March 31, 2005 should no longer be relied upon and investors should review the restated financial statements.

     The Registrant has issued various series of preferred stock with cumulative dividend rights. In the past, the Registrant had not accrued dividends on its preferred stock in its financial statements. The Registrant has restated the financial statements discussed in the paragraph above to include the accrual of cumulative dividends on its preferred stock. The Registrant is in the process of amending its annual report and quarterly report discussed in the paragraph above to include the restated financial statements and related disclosure. The Registrant plans to amend its Form 10-KSB/A for the fiscal year ended December 31, 2004, filed on April 1, 2005, and its Form 10-QSB for the quarterly period ended March 31, 2005, filed on May 23, 2005.

     The Registrant's chief executive officer and chief financial officer has discussed the matters disclosed in this Item 4.02 with Lopez, Blevins, Bork & Associates, LLP, its independent registered public accounting firm.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LEISURE HOLDINGS, INC.

By: /s/Malcolm J. Wright
    --------------------
    Malcolm J. Wright
    Chief Executive Officer

Dated:  July 1, 2005

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